UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2023

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

190 Elgin Avenue, George Town, Grand Cayman	KY1-9008
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Worldwide Webb Acquisition Corp.

770 E Technology Way F13-16

Orem, UT 84997

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Business Combination

Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”), previously entered into a Business Combination Agreement, dated as of March 11, 2023 (as amended, the “Business Combination Agreement”), by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC (“Amalgamation Sub”), and AARK (defined below), pursuant to which, and subject to the terms and conditions set forth therein, Amalgamation Sub and AARK would amalgamate and continue as one company, with AARK being the surviving entity and becoming a subsidiary of WWAC, and as a result thereof, Aeries (defined below) would become a subsidiary of WWAC (the “Amalgamation” and together with the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

In connection with the Business Combination, WWAC filed a registration statement on Form S-4 (File No. 333-271894) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On October 17, 2023, the Registration Statement was declared effective by the SEC and on October 17, 2023, WWAC filed a proxy statement/prospectus (as subsequently supplemented, the “Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”).

On November 6, 2023 (the “Closing Date”), as contemplated in the Business Combination Agreement and described in the section entitled “Proposal No.1—Business Combination Proposal” beginning on page 99 of the Proxy Statement/Prospectus, WWAC consummated the Business Combination, following the approval by WWAC’s shareholders at the annual meeting of shareholders held on November 2, 2023 (the “WWAC Shareholder Meeting”). The closing of the Business Combination is herein referred to as “the Closing.” In connection with the Closing, on the Closing Date, WWAC adopted the Proposed Amended and Restated Articles of Association (the “Amended & Restated Articles”) and changed its name from Worldwide Webb Acquisition Corp. to Aeries Technology, Inc. (“ATI”).

As a result of the Business Combination and upon the Closing, among other things, (i) each outstanding Class A ordinary share of WWAC automatically became one ATI Class A ordinary share and each outstanding Class B ordinary share of WWAC was converted into one ATI Class A ordinary share, and each outstanding warrant of WWAC automatically became one warrant to purchase one ATI Class A ordinary share at an exchange ratio of 1.0, (2) the Class V Shareholder was issued one Class V ordinary share in ATI, (3) 5,638,530 newly issued ATI Class A ordinary shares were issued to Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates (“Innovo”) and (4) certain holders of Class A ordinary shares who elected not to redeem such shares in connection with the vote to approve the Business Combination Agreement were issued a number of newly issued ATI Class A ordinary shares.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement and each amendment thereto, which are included as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K (this “Report”).

Amalgamation

In connection with the Closing, Amalgamation Sub amalgamated with and into AARK pursuant to the Business Combination Agreement, with AARK as the surviving company in the Amalgamation and, after giving effect to such Amalgamation, AARK became a subsidiary of ATI. In connection with the Amalgamation, AARK adopted the AARK Constitution, which provides, among other things, that (x) AARK will be managed by its directors, and (y) so long as the ATI Class V ordinary share remains outstanding, (1) the AARK board will consist of three directors, which will consist of two independent directors of ATI and the Sole Shareholder, and (2)(a) ATI will have the right to nominate to the AARK board the two independent directors from four of its independent directors and (b) the Sole Shareholder and his heirs and successors will have the right to nominate the remaining director to serve on the AARK board.

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The foregoing description of the AARK Constitution and the Amalgamation does not purport to be complete and is qualified in its entirety by the full text of the AARK Constitution, a copy of which is filed with this Report as Exhibit 10.1 and is incorporated by reference herein.

Pursuant to the Amended & Restated Articles, the Sole Shareholder, if presiding over a meeting of the board of Directors of the Combined Company, will abstain from voting on the appointment of either of the two directors of AARK who will be selected from the four independent directors of ATI.

Forward Purchase Agreements & Subscription Agreements

As previously disclosed, on November 3, 2023 and November 5, 2023, WWAC entered into forward purchase agreements (each, as subsequently amended, a “Forward Purchase Agreement”) with certain parties thereto (each, a “Seller”) for an OTC Equity Prepaid Forward Transaction. In connection with the Forward Purchase Agreements, WWAC entered into subscription agreements (each, a “Subscription Agreement”) with such Sellers, pursuant to which, subject to certain limitations contained therein, each Seller agreed to purchase from WWAC that number of shares of Class A ordinary shares, par value $0.0001 per share, of WWAC up to the Maximum Number of Shares under the applicable Forward Purchase Agreement for a purchase price per share equal to the redemption price, as defined in Section 49.5 of the Amended and Restated Memorandum and Articles of Association of WWAC, effective as of October 19, 2021, less the number of Recycled Shares. The aggregate number of shares purchased by the Sellers pursuant to the Subscription Agreements and the Forward Purchase Agreements (other than the Recycled Shares) was 3,711,667.

Each of the foregoing summaries of the Forward Purchase Agreements and the Subscription Agreements are qualified in its entirety by reference to the text of the Form of Forward Purchase Agreement, the Form of Forward Purchase Agreement Amendment and the Form of Subscription Agreement, copies of which are filed with this Report as Exhibit 10.27, 10.28 and 10.29, respectively, and are incorporated herein by reference.

Non-Redemption Agreements

Pursuant to those certain Non-Redemption Agreements entered into on or about March 31, 2023, October 9, 2023, November 2, 2023 and November 5, 2023, in connection with the Closing (the “Non-Redemption Agreements”), ATI issued an aggregate of 1,024,335 ATI Class A ordinary shares to the Holders who elected not to redeem their shares pursuant to the Non-Redemption Agreements, and made cash payments certain Holders in accordance therewith.

The foregoing summary of the Non-Redemption Agreements is qualified in its entirety by reference to the text of the Form of Non-Redemption Agreements, copies of which are filed with this Report as Exhibits 10.10, 10.11 and 10.32, respectively.

Defined Terms

Unless the context otherwise requires, “ATI,” “we,” “us,” “our,” “Registrant,” and the “Company” refer to Aeries Technology, Inc., a Cayman Islands exempted company (f/k/a Worldwide Webb Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to WWAC refer to the Company, prior to the Closing. Unless the context otherwise requires, references to “AARK” and “Aeries” means Aark Singapore Pte. Ltd., a Singapore private company limited by shares or Aeries Technology Group Business Accelerators Pte. Ltd., an Indian private company limited by shares, respectively. All references herein to the “Board” refer to the board of directors of the Company. Terms used in this Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the meaning given to such terms in the Proxy Statement/Prospectus in the section titled “Selected Definitions” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

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Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreements

Concurrently the closing of the Business Combination the holders of Aeries shares other than AARK and the Sole Shareholder each entered into an Exchange Agreement with ATI, Aeries and AARK (with such exchange agreements collectively, the “Exchange Agreements”). Pursuant to the Exchange Agreements, (x) from and after the the date of the applicable Exchange Agreement and prior to April 1, 2024, (i) with respect to the Aeries Shares, up to 20% of the number of Aeries Shares held by such Shareholder as of the date of the Aeries Exchange Agreement (which number will be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) with respect to the AARK Ordinary Shares, up to 20% of the number of AARK Ordinary Shares held by such Shareholder as of the date of the AARK Exchange Agreement (which number will be equitably adjusted in accordance with any adjustments to the Exchange Rate), and (y) from and after April 1, 2024, and subject to the satisfaction of the exercise conditions specified therein:

●	ATI will have the right to purchase from any shareholder the Aeries Shares or AARK Ordinary Shares held by such shareholder (the “Exchanged Shares”) in exchange for the delivery of the Stock Exchange Payment or, at the election of ATI, the Cash Exchange Payment.

●	each shareholder will be entitled to deliver Exchanged Shares in exchange for the delivery of the Stock Exchange Payment or, at the election of the Shareholder, the Cash Exchange Payment.

●	in each case, the Cash Exchange Payment may only be elected in the event approval from the Reserve Bank of India is not obtained for a Stock Exchange Payment and provided the Company has reasonable cash flow to be able to pay the Cash Exchange Payment and such Cash Exchange Payment would not be prohibited by any then outstanding debt agreements or arrangements of the Company or any of its Subsidiaries.

●	“Stock Exchange Payment” means a number of Class A ordinary shares equal to the product of the number of Exchanged Shares multiplied by the applicable Exchange Rate.

●	“Exchange Rate” means, at any time, the number of Class A ordinary shares for which an Exchanged Share is entitled to be exchanged at such time. The Exchange Rate will be 14.40 in the case of Aeries Shares and 2,246 in the case of AARK Ordinary Shares, in each case, subject to adjustment.

●	“Cash Exchange Payment” means an amount of cash equal to the number of Class A ordinary shares included in a Stock Exchange Payment multiplied by the 5-day volume weighted average price of the Class A ordinary shares.

Copies of the Aeries Exchange Agreement and the AARK Exchange Agreement are filed with this Report as Exhibits 10.25 and 10.26 and are incorporated herein by reference, and the foregoing description of the Exchange Agreements is qualified in its entirety by reference thereto.

Indemnification Agreements

On the Closing Date, the Company entered into separate indemnification agreements with all of its directors and executive officers (“Indemnification Agreements”). These Indemnification Agreements require the Company to indemnify its directors and executive officers for certain expenses subject to the limitations and exclusions provided therein, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding (other than a proceeding by or in the right of the Company to procure judgment in its favor) incurred by or on behalf of the indemnitees arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person is or was serving at the Company’s request if the indemnitee has met the Company’s Standard of Conduct (as defined therein).

The foregoing description of the terms of the Indemnification Agreements are qualified in their entirety by the full text of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.30 to this Report and is incorporated herein by reference.

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Employment Agreements with Officers

The information contained in Item 5.02(e) is incorporated herein by reference into this item.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Pursuant to Item 2.01(f) of Form 8-K, if the registrant was a shell company, as we were immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing registration statement on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Therefore, we are providing below the information that would be included in a Form 10 if ATI were to file a Form 10. Please note that the information provided below relates to the combined company after the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination and the anticipated impact of the Business Combination on ATI’s business and future financial and operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding ATI’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (ii) unexpected costs or unexpected liabilities that may result from the Business Combination; (iii) the impact of COVID-19 on ATI’s business; (iv) risks that the Business Combination disrupts current plans and operations of ATI and potential difficulties in ATI employee retention as a result of the Business Combination; (v) the outcome of any legal proceedings that may be instituted against ATI related to the Business Combination Agreement or the Business Combination; (vi) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (vii) potential volatility in the price of ATI’s securities due to a variety of factors, including economic conditions and the effects of these conditions on ATI’s clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, ATI’s ability to manage growth, intense competition in IT services including those factors which may affect ATI’s cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, ATI’s ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting ATI’s business and changes in ATI’s capital structure; (viii) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (ix) the risk that ATI may never achieve or sustain profitability after the Closing; and (x) ATI’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all. The forward-looking statements contained in this Report are also subject to additional risks, uncertainties, and factors, including those described in ATI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by ATI from time to time. The forward-looking statements included in this Report are made only as of the date hereof. None of ATI nor any of its affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

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Business and Properties

The foregoing is hereby incorporated by reference to pages 206-217 of the Proxy Statement/Prospectus.

Risk Factors

The foregoing is hereby incorporated by reference to pages 65-91 of the Proxy Statement/Prospectus.

Financial Information

The foregoing is hereby incorporated by reference to pages 156-177 of the Proxy Statement/Prospectus.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

The foregoing is hereby incorporated by reference to pages 218-232 of the Proxy Statement/Prospectus.

Directors and Executive Officers

Directors

The foregoing is hereby incorporated by reference to pages 244-247 of the Proxy Statement/Prospectus.

Independence of Directors

The foregoing is hereby incorporated by reference to pages 247 the Proxy Statement/Prospectus.

Committees of the Board of Directors

The foregoing is hereby incorporated by reference to pages 248-250 of the Proxy Statement/Prospectus.

Executive Officers

The foregoing is hereby incorporated by reference to pages 244-255 of the Proxy Statement/Prospectus.

Executive Compensation

The foregoing is hereby incorporated by reference to pages 233-243 of the Proxy Statement/Prospectus.

Director Compensation

The foregoing is hereby incorporated by reference to page 243 of the Proxy Statement/Prospectus.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of ATI ordinary shares as of November 10, 2023 by:

●	each person known by ATI to be the beneficial owner of more than 5% of ATI’s outstanding ordinary shares;

●	each of ATI’s current directors and named executive officers;

●	all of ATI’s current directors and executive officers as a group; and

●	the Class V Shareholder.

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Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants, within 60 days of November 10, 2023, the most recent practicable date prior to the date of this Report. Shares subject to warrants that are currently exercisable or exercisable within 60 days of November 10, 2023, the most recent practicable date prior to the date of this Report, are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to ATI, ATI believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of ATI Class A ordinary shares Beneficially Owned	% of ATI Class A ordinary shares Beneficially Owned	Voting % in ATI
Name and Address of Beneficial Owners
Five percent holders:
Sandia Capital Management, LP(1)	1,500,000	9.8%	7.3%
Innovo Consultancy DMCC(2)	5,638,530	37.0%	27.4%
Sea Otter(3)	1,458,500	9.6%	7.1%
YA II PN, Ltd.(4)	961,667	6.3%	4.7%
TCP1 LLC(5)(6)	5,100,572	25.6%	18.9%
TVGCP5 LLC(6)(7)	5,100,572	25.6%	18.9%
Meet Atul Doshi(8)	––	––	26.0%

Named Executive Officers and Directors(9)
Sudhir Appukuttan Panikassery	––	––	––
Unni Nambiar	––	––	––
Ajay Khare	––	––	––
Daniel S. Webb	560,000	3.7%	2.7%
Narayan Shetkar	––	––	––
Venu Raman Kumar(2)	5,638,530	37.0%	27.4%
Alok Kochhar	––	––	––
Biswajit Dasgupta	––	––	––
Nina B. Shapiro	––	––	––
Ramesh Venkataraman	––	––	––
All named executive officers and directors (10 individuals)	6,198,530	40.7%	30.1%

(1)	The business address of Sandia Investment Management, LP (“Sandia”) is 201 Washington Street, Boston, MA 02108. Consists of ATI Class A ordinary shares allocated to investors managed by Sandia. Sandia Investment Management LLC is the general partner of Sandia. Tim Sichler serves as Founder and CIO of the general partner of Sandia, and in such capacity may be deemed to be the beneficial owner having shared voting power and shared investment power over the securities held by Sandia.

(2)	The business address of Innovo Consultancy DMCC is Unit No: 1874, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, PO Box 62693, Dubai, United Arab Emirates. Venu Raman Kumar, the Chairman of the Board, is the sole beneficial owner of Innovo, and as such is deemed to have beneficial ownership of the ATI Class A ordinary shares held directly by Innovo.

(3)	Owned of record by Sea Otter Securities Group, LLC (“Sea Otter Securities”) and Sea Otter Trading LLC (“Sea Otter Trading”). The business address of each of Sea Otter Securities and Sea Otter Trading is 107 Grand St., New York, NY 10013. Sea Otter Advisors LLC is the Advisor of Sea Otter Trading LLC and has investment and dispositive power over the shares and warrants held by these entities. Peter Smith and Nicholas Fahey are the Managing Members of Sea Otter Advisors, LLC and may be deemed to have voting and investment control with respect to the shares held by these entities.

(4)	The business address of YA II PN, Ltd. is 1012 Springfield Ave, Mountainside, NJ 07092. YA II PN, Ltd. is a fund managed by Yorkville Advisors Global, LP (“Yorkville LP”). Yorkville Advisors Global II, LLC (“Yorkville LLC”) is the General Partner of Yorkville LP. All investment decisions for YA II PN, Ltd. are made by Yorkville LLC's President and Managing Member, Mr. Mark Angelo.

(5)	The business address of TCP1 LLC is c/o Tony Pearce, 801 S 1230 E., Alpine, UT 84004. TCP1 LLC is controlled by Mr. Tony Pearce. Mr. Pearce disclaims beneficial ownership of the securities owned by TCP1 LLC, except to the extent of his pecuniary interest therein.

(6)	Includes 4,680,572 ATI Class A ordinary shares underlying 4,680,572 warrants that are exercisable within 60 days of November 10, 2023.

(7)	The business address of TVGCP5 LLC is c/o Terry Pearce, 1250 E Watkins Ln, Alpine, UT 84004. TVGCP5 LLC is controlled by Mr. Terry Pearce. Mr. Pearce disclaims beneficial ownership of the securities owned by TVGCP5 LLC, except to the extent of his pecuniary interest therein.

(8)	Meet Atul Doshi is the sole beneficial owner of and has dispositive voting power of the ATI Class V ordinary share held of record by NewGen Advisors and Consultants DWC-LLC. The ATI Class V ordinary share has no economic rights, but has voting rights equal to (1) 26.0% of the total issued and outstanding ATI Class A ordinary shares and ATI Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder of AARK ordinary shares for ATI Class A ordinary shares pursuant to the AARK Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the ATI Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Board, and (2) in certain circumstances, including the threat of a hostile change of control of ATI, 51% of the total issued and outstanding ATI Class A ordinary shares and ATI Class V ordinary share voting together as a class. The business address of the Class V Shareholder is 707 Al Baha, Al Mankhoot, Dubai, UAE.

(9)	Unless otherwise noted, the business address of each of the directors and officers is 60 Paya Lebar Road, #08-13 Paya Lebar Square, Singapore.

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Certain Relationships and Related Transactions

The foregoing is hereby incorporated by reference to pages 255-259 of the Proxy Statement/Prospectus.

Legal Proceedings

The foregoing is hereby incorporated by reference to page F-64 of the Proxy Statement/Prospectus.

Market Price and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

The foregoing is hereby incorporated by reference to pages 260-269 of the Proxy Statement/Prospectus.

Market Information and Holders

The foregoing is hereby incorporated by reference to pages 252-254 of the Proxy Statement/Prospectus.

Recent Sales of Unregistered Securities

The disclosures set forth under the Introductory Note above are incorporated herein by reference.

Description of Registrant’s Securities

The foregoing is hereby incorporated by reference to page 260-278 the Proxy Statement/Prospectus.

Indemnification of Directors and Officers

The foregoing is hereby incorporated by reference to pages 250-251 the Proxy Statement/Prospectus.

Financial Statements and Supplementary Data

The foregoing is hereby incorporated by reference to pages F-2 to F-74 the Proxy Statement/Prospectus.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

The foregoing is incorporated by reference to Item 9.01 of this Report.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding unregistered sales of equity securities set forth in the Introductory Note above and Item 2.01 of this Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date, ATI’s Amended & Restated Articles became effective, which replaced WWAC’s Amended and Restated Articles of Association in effect as of such time. The material terms of the Amended & Restated Articles and the general effect upon the rights of holders of the ATI Class A ordinary shares are discussed in the Proxy Statement/Prospectus in the sections entitled “Proposal No.2—Charter Proposal” beginning on page 124 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The ATI Class A ordinary shares and Public Warrants are listed for trading on the Nasdaq Capital Market under the symbols “AERT” and “AERTW,” respectively. On the date of the Closing, the CUSIP numbers relating to ATI Class A ordinary shares and Public Warrants changed to G0136H102 and G0136H110, respectively.

A copy of the Amended & Restated Articles is included as Exhibit 3.1 to this Current Report on Form 8-K incorporated herein by reference.

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Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 6, 2023, the following individuals were appointed to the Board of the Company: Sudhir Appukuttan Panikassery , Daniel S. Webb , Venu Raman Kumar, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro, and Ramesh Venkataraman.

The Board has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Our audit committee and compensation committee are composed solely of independent directors. Each committee operates under a charter approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro. Nina B. Shapiro will serve as chairman of the audit committee. As required by Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee are independent.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Alok Kochhar and Nina B. Shapiro. Alok Kochhar will serve as chairman of the compensation committee.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance committee are Alok Kochhar, Biswajit Dasgupta, Raman Kumar and Ramesh Venkataraman . Biswajit Dasgupta will serve as the chairman of the nominating and corporate governance committee.

Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

2023 Equity Incentive Plan

On November 6, 2023, the Aeries Technology, Inc. 2023 Equity Incentive Plan (the “Plan”) became effective. ATI has reserved a total of 9,031,027 ATI Class A ordinary shares for issuance pursuant to the Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options or other stock awards granted under the Plan is 9,031,027, in each case, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 7—Equity Incentive Plan Proposal” beginning on page 137 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Plan, which is included as Exhibit 10.31 to this Report and is incorporated herein by reference.

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(c) Appointment of New Officers

Effective as of November 6, 2023, the following individuals were appointed as officers of the Company: Mr. Sudhir Appukuttan Panikassery as the Chief Executive Officer and Mr. Bhisham (Ajay) Khare as the Chief Revenue Officer & Chief Operating Officer ( Americas), among other officers. The information related to Mr. Khare and Mr. Panikassery is discussed in the Proxy Statement/Prospectus in the sections entitled “Management of ATI Following the Business Combination” beginning on page 244 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

On November 6, 2023, the Company also appointed Mr. Rajeev Gopala Krishna Nair as its Chief Financial Officer, effective as of November 6, 2023.

Mr. Nair, age 52, was an executive at McLaren Technology Acquisition Corporation (NASDAQ: MLAI) from February, 2021 to March 2023, most recently serving as their Chief Financial Officer. In that position, he played a leadership role in their NASDAQ initial public offering in November 2021. Prior to joining McLaren Technology Acquisition Corporation, Mr. Nair formulated the AI and Machine Learning strategy and created the AI/ML roadmap for Credit One Bank, a large credit card issuer in the United States from July 2019 to June 2020. In addition to his corporate roles, Mr. Nair was a consultant to GE Capital, Prudential Investment Management and other Fortune 500 companies, focusing on finance, risk management and technology from December 2004 to January 2010. Mr. Nair is currently a nominee for the Board of Directors of Fintech Eco System Development Corp (NASDAQ: FEXD) for their contemplated business combination with Afinoz.

There is no arrangement or understanding between Mr. Nair and any other person pursuant to which he was to be selected as an officer and there is no family relationship between Mr. Nair and any of the Company’s director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.

(e) Employment Agreements with Officers

●	Employment Agreement with Sudhir Appukuttan Panikassery

On November 6, 2023, AARK entered into an Employment Agreement with Sudhir Appukuttan Panikassery (the “Sudhir Employment Agreement”) effective as of November 6, 2023. The material terms of the Sudhir Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Panikassery’s initial base salary will be $650,000. For the 2023 fiscal year, Mr. Panikassery is entitled to such annual bonus opportunity as described in his consulting agreement with the Company in effect immediately prior to November 6, 2023. Commencing with the 2024 fiscal year, Mr. Panikassery will be eligible to receive a target bonus of up to 300% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of AARK.

Benefits. In addition, Mr. Panikassery will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of AARK, subject to eligibility requirements.

Initial Grant. Mr. Panikassery is eligible for a grant of a total of 6,651,005 options subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of AARK.

Effect of Termination. In the event of Mr. Panikassery’s death or disability during the term, the estate of Mr. Panikassery shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Panikassery is eligible to receive under any plan, program, policy, practice, contract or agreement of AARK at the times provided under the applicable plan, program, policy, practice, contract or agreement of AARK (the “Accrued Amounts”).

If, during the term, AARK terminates Mr. Panikassery’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Sudhir Employment Agreement), then Mr. Panikassery will be entitled to receive any Accrued Amounts and an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Sudhir Employment Agreement contains certain restrictive covenants that apply during and after Mr. Panikassery’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Sudhir Employment Agreement also includes a non-competition agreement for a one-year period.

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●	Employment Agreement with Rajeev Gopala Krishna Nair

On November 6, 2023, Aeries Technology Solutions, Inc. (“Aeries Solutions”), a wholly-owned subsidiary of the Company, entered into an Employment Agreement with Rajeev Gopala Krishna Nair (the “Rajeev Employment Agreement”) effective as of November 6, 2023. The material terms of the Rajiv Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Nair’s initial base salary will be $400,000. For the 2023 fiscal year and each fiscal year after, Mr. Nair will be eligible to receive a target bonus of up to 50% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of Aeries Solutions.

Benefits. In addition, Mr. Nair will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of Aeries Solutions, subject to eligibility requirements.

Initial Grant. Mr. Nair is eligible for a grant of a total of 350,000 options subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of Aeries Solutions.

Effect of Termination. In the event of Mr. Nair’s death or disability during the term, the estate of Mr. Nair shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Nair is eligible to receive under any plan, program, policy, practice, contract or agreement of Aeries Solutions at the times provided under the applicable plan, program, policy, practice, contract or agreement of Aeries Solutions (the “Accrued Amounts”).

If, during the term, Aeries Solutions terminates Mr. Nair’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Rajeev Employment Agreement), then Mr. Nair will be entitled to receive any Accrued Amounts and an amount equal to 12 months of his base salary and an amount equivalent to his annual benefits, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Rajeev Employment Agreement contains certain restrictive covenants that apply during and after Mr. Nair’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Rajiv Employment Agreement also includes a non-competition agreement for a one-year period.

●	Employment Agreement with Bhisham Khare

On November 6, 2023, Aeries Solutions entered into an Employment Agreement with Bhisham Khare (the “Bhisham Employment Agreement”) effective as of November 6, 2023. The material terms of the Bhisham Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Khare’s initial base salary will be $400,000. For the 2023 fiscal year, Mr. Khare is entitled to such annual bonus opportunity as described in his employment agreement with the Company in effect immediately prior to November 6, 2023. Commencing with the 2024 fiscal year, Mr. Khare will be eligible to receive a target bonus of up to 200% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of Aeries Solutions.

Benefits. In addition, Mr. Khare will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of Aeries Solutions, subject to eligibility requirements.

Initial Grant. Mr. Khare is eligible for a grant of a total of 2,471,360 options subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of Aeries Solutions.

Effect of Termination. In the event of Mr. Khare’s death or disability during the term, the estate of Mr. Khare shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Khare is eligible to receive under any plan, program, policy, practice, contract or agreement of Aeries Solutions at the times provided under the applicable plan, program, policy, practice, contract or agreement of Aeries Solutions (the “Accrued Amounts”).

If, during the term, Aeries Solutions terminates Mr. Khare’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Bhisham Employment Agreement), then Mr. Khare will be entitled to receive any Accrued Amounts and an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Bhisham Employment Agreement contains certain restrictive covenants that apply during and after Mr. Khare’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Bhisham Employment Agreement also includes a non-competition agreement for a one-year period.

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●	Employment Agreement with Unnikrishnan Nambiar

On November 6, 2023, Aeries Solutions entered into an Employment Agreement with Unnikrishnan Nambiar (the “Unni Employment Agreement”, and together with the Sudhir Employment Agreement, the Rajeev Employment Agreement, the Bhisham Employment Agreement, the “Employment Agreements”) effective as of November 6, 2023. The material terms of the Unni Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Nambiar’s initial base salary will be $300,000. For the 2023 fiscal year, Mr. Nambiar is entitled to such annual bonus opportunity as described in his employment agreement with the Company in effect immediately prior to November 6, 2023. Commencing with the 2024 fiscal year, Mr. Nambiar will be eligible to receive a target bonus of up to 200% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of Aeries Solutions.

Benefits. In addition, Mr. Nambiar will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of Aeries Solutions, subject to eligibility requirements.

Initial Grant. Mr. Nambiar is eligible for a grant of a total of 1,060,847 options subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of Aeries Solutions.

Effect of Termination. In the event of Mr. Nambiar’s death or disability during the term, the estate of Mr. Nambiar shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Nambiar is eligible to receive under any plan, program, policy, practice, contract or agreement of Aeries Solutions at the times provided under the applicable plan, program, policy, practice, contract or agreement of Aeries Solutions (the “Accrued Amounts”).

If, during the term, Aeries Solutions terminates Mr. Nambiar’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Unni Employment Agreement), then Mr. Nambiar will be entitled to receive any Accrued Amounts and an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Unni Employment Agreement contains certain restrictive covenants that apply during and after Mr. Nambiar’s employment, including an agreement to not disclose confidential information.

In addition, the executives entered into indemnification agreements with the Company which requires the Company to indemnify the executive against certain liabilities that may arise as a result of their status or service as an officer. The information under Item 1.01 under subsection titled “Indemnification Agreements” is incorporated herein by reference.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Association

At the WWAC Shareholder Meeting, WWAC’s shareholders considered and approved, among other items, “Proposal No.2—Charter Proposal” (the “Charter Proposal”), which is described in greater detail beginning on page 124 in the Proxy Statement/Prospectus. The Amended & Restated Articles, which became effective upon Closing on November 6, 2023, includes the amendments proposed by the Charter Proposal.

The material terms of the Amended & Restated Articles and the general effect upon the rights of holders of WWAC’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Description of ATI Securities” beginning on page 260, which is incorporated herein by reference.

In addition, the disclosure set forth under Item 3.03 in this Report is incorporated herein by reference. A copy of the Amended & Restated Articles is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Change in Fiscal Year

In connection with the consummation of the Business Combination, on the Closing Date, ATI changed its fiscal year from a year ending December 31 to a year ending March 31, to conform its fiscal year end to that of AARK. The change to ATI’s fiscal year is effective as of the Closing. Going forward, ATI will file annual and quarterly reports based on the March 31 fiscal year-end.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Board adopted a new Code of Business Conduct and Ethics applicable to all of the Company’s directors and employees. A copy of the Code of Business Conduct and Ethics is available on the investor relations portion of the Company’s website at www.https://ir.aeriestechnology.com/corporate-governance/documents-charters. The foregoing description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, a copy of which is attached to this Report as Exhibit 14.1 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to “Introductory Note” and Item 2.01 of this Report, which is incorporated herein by reference.

Item 7.01	Regulation FD.

On November 7, 2023, the Company issued a press release announcing the closing of the Business Combination. Additionally, on November 13, 2023, the Company issued a press release announcing the appointment of Rajeev Nair to the position of Chief Financial Officer and Daniel Webb to the position of Chief Investment Officer. Copies of the press releases are filed hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

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Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited carve-out consolidated financial statements of AARK as of and for the years ended March 31, 2023 and 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-66, which is incorporated herein by reference.

The unaudited condensed consolidated financial statements of AARK as of and for the three months ended June 30, 3023 and 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-46, which is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of ATI as of and for the six months ended June 30, 2023 and for the year ended December 31, 2023 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 68 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of March 11, 2023, by and among Worldwide Webb Acquisition Corp., WWAC Amalgamation Sub Pte. Ltd. and Aark Singapore Pte. Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on March 13, 2023).
2.2	Amendment No. 1 to Business Combination Agreement, dated June 30, 2023, by and among Worldwide Webb Acquisition Corp., WWAC Amalgamation Sub Pte. Ltd. and Aark Singapore Pte. Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on July 5, 2023).
2.3	Amendment No. 2 to Business Combination Agreement, dated October 9, 2023, by and among Worldwide Webb Acquisition Corp., WWAC Amalgamation Sub Pte. Ltd. and Aark Singapore Pte. Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on October 10, 2023).
2.4	Amendment No. 3 to Business Combination Agreement, dated as of October 29, 2023, by and among Worldwide Webb Acquisition Corp., WWAC Amalgamation Sub Pte. Ltd. and Aark Singapore Pte. Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on October 30, 2023).
3.1	Amended & Restated Memorandum and Articles of Association of Aeries Technology, Inc.
4.1	Warrant Agreement, dated October 22, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed with the SEC on October 25, 2021).
4.2	Specimen Warrant Certificate (included in Exhibit 4.1 herein).
10.1	Constitution of AARK Singapore Pte. LTD.
10.2	Letter Agreement, dated October 22, 2021, among the Company, its officers and directors and Worldwide Webb Acquisition Sponsor LLC (incorporated by reference to the Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on October 25, 2021).
10.3	Letter Agreement Amendment, April 10, 2023 among the Company, its officers and directors and Worldwide Webb Acquisition Sponsor LLC (incorporated by reference to the Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on April 12, 2023).
10.4	Letter Agreement Amendment, dated as of October 26, 2023 (incorporated by reference to the Exhibit 10.2 to the Company’s current report on Form 8-K filed with the SEC on October 30, 2023).
10.5	Registration Rights Agreement, dated October 22, 2021, among the Company and certain security holders named therein (incorporated by reference to the Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on October 25, 2021).

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10.6	Registration Rights Agreement Amendment, dated as of October 26, 2023 among the Company and certain security holders named therein (incorporated by reference to the Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on October 30, 2023).
10.7	Form of Investment Agreement among the Registrant, Worldwide Webb Acquisition Sponsor LLC and the anchor investors (incorporated by reference to Exhibit 10.10 to the Company’s registration statement on Form S-1 filed with the SEC on October 13, 2021).
10.8	Form of Investment Agreement Amendment (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on April 12, 2023).
10.9	Form of Investment Agreement Amendment (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on October 30, 2023).
10.10	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on April 3, 2023).
10.11	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed with the SEC on October 11, 2023).
10.12	Share Purchase Agreement dated March 20, 2020 by and between Aeries Technology Products and Strategies Private Limited, Aeries Technology Group Business Accelerators Private Limited and Stratus Technologies Private Limited (incorporated by reference to Exhibit 10.15 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.13	Share Purchase Agreement dated March 20, 2020, by and between Aeries Technology Products and Strategies Private Limited, Aeries Technology Group Business Accelerators Private Limited and Aeries Technology Solutions, Inc. (incorporated by reference to Exhibit 10.16 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.14	Aeries Management Stock Option Plan 2019, as amended on September 30, 2022 (incorporated by reference to Exhibit 10.17 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.15	Form of Grant Letter under the Aeries Management Stock Option Plan 2019 (incorporated by reference to Exhibit 10.18 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.16	Form of Vesting Letter under the Aeries Management Stock Option Plan 2019 (incorporated by reference to Exhibit 10.19 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.17	Aeries Employees Stock Option Plan 2020, as amended on July 22, 2022 (incorporated by reference to Exhibit 10.20 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.18	Form of Grant Letter under the Aeries Employees Stock Option Plan 2020 (incorporated by reference to Exhibit 10.21 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.19	Consultancy Services Agreement dated April 1, 2020, by and between ATG Business Solutions Private Limited and Mr. Sudhir Appukuttan Panikassery (incorporated by reference to Exhibit 10.22 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.20	Consultancy Services Agreement dated April 1, 2020 and April 1, 2022, by and between Aeries Technology Group Business Accelerators Private Limited and Mr. Sudhir Appukuttan Panikassery (incorporated by reference to Exhibit 10.23 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).***
10.21	Employment Letter dated July 1, 2015 by and between Aeries Technology Solutions, Inc. and Mr. Bhisham Khare (incorporated by reference to Exhibit 10.24 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.22	Employment Letter dated June 1, 2022, by and between ATG Business Solutions Private Limited and Mr. Unnikrishnan Nambiar (incorporated by reference to Exhibit 10.25 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).
10.23	Credit Agreement dated May 26, 2023 by and between ATG Business Solutions Private Limited and Kotak Mahindra Bank Limited (incorporated by reference to Exhibit 10.26 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).***
10.24	Loan Agreement dated July 10, 2015 and amended on April 18, 2020, by and between ATG Business Solutions Private Limited and Mr. Vaibhav Rao (incorporated by reference to Exhibit 10.27 to the Company’s registration statement on Form S-4 filed with the SEC on October 11, 2023).

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10.25	Exchange Agreement by and among Aeries Technology, Inc., Aeries Technology Group Business Accelerators Private Limited and certain security holders named therein.
10.26	Exchange Agreement by and among Aeries Technology, Inc., Aark Singapore Pte. Ltd. and certain security holders named therein.
10.27	Form of Forward Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on November 3, 2023).
10.28	Form of Forward Purchase Agreement Amendment (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on November 6, 2023).
10.29	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on November 6, 2023).
10.30	Form of Indemnification Agreement by and between the Registrant and its officers and directors.
10.31	ATI 2023 Equity Incentive Plan.
10.32	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed with the SEC on November 3, 2023).
14.1	Code of Business Conduct and Ethics.
21.1	List of Subsidiaries of ATI.
99.1	Press Release issued by ATI on November 7, 2023.
99.2	Press Release issued by ATI on November 13, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

***	Certain identified information has been excluded from this exhibit because the Company does not believe it is material and is the type that the Company customarily treats as private and confidential. Redacted information is indicated by “[***]”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	AERIES TECHNOLOGY, INC. A Cayman Islands exempted company

	By:	/s/ Sudhir Appukuttan Panikassery
	Name:	Sudhir Appukuttan Panikassery
	Title:	Chief Executive Officer and Director

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